Exhibit 21

Name Of Entity	State Of Formation

5400 Westheimer Court, LLC	Delaware
5400 Westheimer Holding L.P.	Delaware
5400 Westheimer Limited Partnership	Delaware
8750 Stoney Island LLC	Delaware
FT-5400 New Unit Lender LLC	Delaware
FT-5400 Westheimer LLC	Delaware
FT-Amherst Property LLC	Delaware
FT-Amherst Property Manager LLC	Delaware
FT-Churchill Property L.P.	Delaware
FT-Circle Tower LLC	Delaware
FT-Circle Tower Manager LLC	Delaware
FT-Fin Acquisition LLC	Delaware
FT-FIN GP LLC	Delaware
FT-Florida Property LLC	Delaware
FT-KRG (Athens) LLC	Delaware
FT-KRG (Atlanta) LLC	Delaware
FT-KRG (Denton) LLC	Delaware
FT-KRG (Greensboro) LLC	Delaware
FT-KRG (Knoxville) LLC	Delaware
FT-KRG (Lafayette) LLC	Delaware
FT-KRG (Louisville) LLC	Delaware
FT-KRG (Memphis) LLC	Delaware
FT-KRG (Seabrook) LLC	Delaware
FT-KRG (Sherman) LLC	Delaware
FT-KRG (St. Louis) LLC	Delaware
FT-KRG Property L.P.	Delaware
FT-Marc Class B LLC	Delaware
FT-Marc Loan LLC	Delaware
FT-Ontario Holdings LLC	Delaware
FT-Ontario Parking LLC	Delaware
FT-Ontario Parking Manager LLC	Delaware
FT-Ontario Property LLC	Delaware
FT-Ontario Property Manager LLC	Delaware
FT-Orlando Property LLC	Delaware
FT-Orlando Property Manager LLC	Delaware
FT-WD Property LLC	Delaware
Lex-Win Acquisition LLC	Delaware
Lex-Win Concord LLC	Delaware
Vision-Maple Ridge L.P.	Colorado
Vision-Maple Ridge LLC	Colorado
Vision-Park Victoria L.P.	Colorado
Vision-Park Victoria LLC	Colorado
WRT Holding LLC	Delaware

Name Of Entity	State Of Formation

WRT Realty L.P.	Delaware
WRT-1050 Corporetum Holdings LLC	Delaware
WRT-550/650 Corporetum Property LLC	Delaware
WRT-550/650 Corporetum Property Manager LLC	Delaware
WRT-701 Arboretum Property Manager LLC	Delaware
WRT-701 Arboretum Property LLC	Delaware
WRT-Andover Property LLC	Delaware
WRT-Andover Property Manager LLC	Delaware
WRT-Atlanta LLC	Delaware
WRT-LXPCITI LLC	Delaware
WRT-MARC RC Holding LLC	Delaware
WRT-MARC RC Land LLC	Illinois
WRT-MARC RC LLC	Illinois
WRT-Nashville Airpark LLC	Delaware
WRT-Property Holdings LLC	Delaware
WRT-South Burlington Property LLC	Delaware
WRT-South Burlington Property Manager LLC	Delaware
WRT-Springing Member LLC	Delaware
WRT-TRS Management Corp.	Delaware
WRT-Vision Creekwood LLC	Delaware
WRT-Vision Holdings LLC	Delaware
WRT-Vision LLC	Delaware
WRT-Vision Loan LLC	Delaware
WRT-Vision Management LLC	Delaware